SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2003


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-15951                     22-3713430
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


         211 Mount Airy Road
          Basking Ridge, NJ                                              07920
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000

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Item 5. Other Events

            On December 23, 2002, Avaya Inc. (the "Company") filed with the Securities and Exchange Commission a proxy statement (the "Proxy Statement") in connection with the Company's 2003 Annual Meeting of Shareholders scheduled for February 25, 2003. Excluded from the list of members on the Company's Audit Committee was Mr. Anthony Terracciano. Mr. Terracciano was a Director of Avaya and member of the Audit Committee during fiscal 2002 who resigned effective December 18, 2002 in connection with transactions disclosed in the Proxy Statement under "Corporate Governance and Related Matters - Certain Relationships and Related Party Transactions."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AVAYA INC.



Date: January 10, 2003              By: /s/ Pamela F. Craven
                                        ----------------------------------------
                                        Name: Pamela F. Craven
                                        Title: Senior Vice President, General
                                                 Counsel and Secretary